Property and Equipment	12 Months Ended
Mar. 31, 2011
Property and Equipment
Property and Equipment

6.    Property and Equipment

Property and equipment at March 31, 2010 and 2011 consisted of the following:

	Millions of Yen		Thousands of U.S. Dollars
	2010	2011	2011
Property and equipment, at cost:
Land	¥11,212	¥12,901	$155,153
Buildings and structures	69,147	67,851	816,007
Tools, furniture and fixtures	27,461	24,867	299,062
Construction in progress	446	538	6,470

Total	108,266	106,157	1,276,692
Less-Accumulated depreciation and amortization	(45,832)	(46,649)	(561,022)

Net property and equipment	¥62,434	¥59,508	$715,670

See Note 12 for assets under capital leases that are included in the above.

Depreciation and amortization expense for the years ended March 31, 2009, 2010 and 2011 amounted to ¥9,075 million, ¥8,284 million and ¥8,432 million ($101,407 thousand), respectively.

When KONAMI identifies a change in circumstances that indicates the carrying amount of long-lived assets might not be recoverable, KONAMI considers the impairment of the assets.

For the purpose of assessing impairment of long-lived assets used for Health & Fitness operations, grouping is at the individual club operation level which is considered to be the lowest level at which identifiable cash flows are largely independent of the cash flows of other assets. The carrying amount of the club assets is compared to the expected undiscounted future cash flows to be generated by those assets over the estimated remaining useful life of the club. Cash flows are projected for each club based on historical results and expectations. In cases where the expected future cash flows are less than the carrying amount of the assets, those clubs are considered impaired and the assets are written down to fair value. For purposes of estimating fair value, KONAMI utilized the projected future cash flows of the impaired clubs discounted at its weighted average cost of capital.

During the fiscal year ended March 31, 2009, KONAMI identified a change in circumstances that indicated the carrying value of long-lived assets might not be recoverable and projected a decline in net cash flows for Health & Fitness Segment, primarily reflecting a decrease in the number of club members affected by the negative industry and economic trends. As a result, KONAMI tested the recoverability of underperforming clubs and recorded a pre-tax impairment charge of ¥7,881 million for long-lived assets, which was included in restructuring and impairment charges in the accompanying consolidated statements of income for the year ended March 31, 2009. The recoverability test included reviewing the actual and projected cash flows of these underperforming clubs. KONAMI also considered operations of all clubs within each market served by multiple clubs and determined to cease operation of certain of these clubs that overlap in a particular marked, and recognized the closure related impairment charges which were included in the amount discussed above.

During the fiscal year ended March 31, 2010, KONAMI recorded a pre-tax impairment charge of ¥480 million for long-lived assets related to closure of facilities, which was included in restructuring and impairment charges in the accompanying consolidated statements of income for the year ended March 31, 2010.

During the fiscal year ended March 31, 2011, KONAMI recorded a pre-tax impairment charge of ¥2,253 ($27,096 thousand) million for long-lived assets related to damaged facilities by the Great East Japan Earthquake in March 2011, which was included in earthquake and related impairment charges in the accompanying consolidated statements of income for the year ended March 31, 2011. See Note 9.